UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 3, 2025

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On November 3, 2025, The Southern Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named in Schedule I thereto (the “Underwriters”), for whom BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC are acting as representatives, covering the issuance and sale of 35,000,000 equity units, initially in the form of corporate units (the “Corporate Units”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option to purchase up to an additional 5,000,000 Corporate Units to cover over-allotments. On November 6, 2025, the Company completed its offering of the 40,000,000 Corporate Units, including the exercise in full of the Underwriters’ over-allotment option.
Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract (each, a “stock purchase contract”) which will obligate the holder to purchase from the Company, no later than December 15, 2028, a certain number of shares of the Company’s common stock, $5 par value (the “Common Stock”), for $50 in cash; (ii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025B Remarketable Senior Notes due 2030 (the “Series 2025B RSNs”); and (iii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025C Remarketable Senior Notes due 2033 (the “Series 2025C RSNs” and, together with the Series 2025B RSNs, the “RSNs”). Total annual distributions on the Corporate Units will be at the rate of 7.125% of the stated amount, consisting of quarterly contract adjustment payments under the stock purchase contracts in the amount of 2.975% per year and interest on the RSNs in the amount of 4.15% per year.
The RSNs were issued pursuant to the Senior Note Indenture, dated as of January 1, 2007 (the “Senior Note Indenture”), between the Company and Computershare Trust Company, N.A., as successor trustee, as amended and supplemented, including by a Thirty-Fifth Supplemental Indenture and a Thirty-Sixth Supplemental Indenture, each dated as of November 6, 2025.

The stock purchase contracts were issued pursuant to a Purchase Contract and Pledge Agreement dated as of November 6, 2025 (the “Purchase Contract and Pledge Agreement”), between the Company and U.S. Bank Trust Company, National Association, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary.
Under the terms of the Purchase Contract and Pledge Agreement, the RSNs are pledged as collateral to secure the obligations of the holders of the Corporate Units to purchase the shares of Common Stock under the stock purchase contracts that form a part of the Corporate Units. Each of the RSNs will be remarketed, subject to certain terms and conditions, prior to the applicable stock purchase contract settlement date pursuant to the terms of the Purchase Contact and Pledge Agreement and a remarketing agreement to be entered into among the Company, U.S. Bank Trust Company, National Association and a remarketing agent.
The Corporate Units were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-277138) of the Company.
The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement which is attached hereto as Exhibit 1.6, the Senior Note Indenture previously filed with the Securities and Exchange Commission, the Thirty-Fifth Supplemental Indenture, which is attached hereto as Exhibit 4.2(a), the Thirty-Sixth Supplemental Indenture, which is attached hereto as Exhibit 4.2(b), the form of Series 2025B RSN, which is included in Exhibit 4.2(a) hereto, the form of Series 2025C RSN, which is included in Exhibit 4.2(b) hereto, the Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.9, and the forms of Remarketing Agreement, Corporate Unit and Treasury Unit, each of which is included in Exhibit 4.9 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.6	Underwriting Agreement, dated November 3, 2025, among the Company and the Underwriters named in Schedule I thereto.

4.2(a)	Thirty-Fifth Supplemental Indenture to Senior Note Indenture, dated as of November 6, 2025, providing for the issuance of the Series 2025B RSNs.

4.2(b)	Thirty-Sixth Supplemental Indenture to Senior Note Indenture, dated as of November 6, 2025, providing for the issuance of the Series 2025C RSNs.

4.7(a)	Form of Series 2025B Remarketable Senior Note due 2030 of the Company (included in Exhibit 4.2(a) above).

4.7(b)	Form of Series 2025C Remarketable Senior Note due 2033 of the Company (included in Exhibit 4.2(b) above).

4.9
Purchase Contract and Pledge Agreement, dated as of November 6, 2025, between the Company and U.S. Bank Trust Company, National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.10(a)	Form of Corporate Unit Certificate (included in Exhibit 4.9 above).

4.10(b)	Form of Treasury Unit Certificate (included in Exhibit 4.9 above).

4.11	Form of Remarketing Agreement (included in Exhibit 4.9 above).

5.1	Opinion of Troutman Pepper Locke LLP relating to the Corporate Units.

8.1	Tax Opinion of Troutman Pepper Locke LLP relating to the Corporate Units.

23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1 above).

23.2	Consent of Troutman Pepper Locke LLP (included in Exhibit 8.1 above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2025	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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